EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in Form 10-KSB of our report dated February 28, 2004, relating to the consolidated financial statements of American Dairy, Inc. for its fiscal year ended December 31, 2003, which is incorporated by reference therein.



Apirl  1,  2004
                                    Murrell,  Hall,  McIntosh  &  Co.,  PLLP